STONEBRIDGE FUNDS TRUST

Stonebridge Growth Fund

Stonebridge Aggressive Growth Fund

SUPPLEMENT DATED APRIL 19, 2001

TO THE
PROSPECTUS DATED FEBRUARY 28, 2001

This supplement provides new information that should be read in conjunction with the Prospectus of the Stonebridge Growth Fund and the Stonebridge Aggressive Growth Fund.

Effective April 1, 2001, ALPS Mutual Funds Services, Inc. (the "Distributor"), the current administrator and distributor for the Funds, changed its name to ALPS Distributors, Inc., and transferred the obligation to perform all administrative services for the Funds and the right to receive fees for those services to a newly formed affiliate of the Distributor, ALPS Mutual Funds Services, Inc. (the "Administrator"). Administrative services for the Funds will continue to be provided by the same personnel who provided them on behalf of the Distributor.